SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                  FORM 8-K/A-1

               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of Report: December 12, 1997

                                OPTELECOM, INC.
             (exact name of registrant as specified in its charter)

     Delaware                         0-8828                     52-1010850
 (State or other                   (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)

                9300 Gaither Road, Gaithersburg, Maryland 20877
                    (address of principal executive offices)

       Registrant's telephone number, including area code: (301) 840-2121

                                  FORM 8-K/A-1

                                OPTELECOM, INC.

         On December 12, 1997, Optelecom, Inc. ("Optelecom"), Paragon Audio Visual Limited, a United Kingdom company ("Paragon"), and the beneficial owners of the outstanding common shares of Paragon entered into a reorganization as a result of which Paragon became an indirect, wholly-owned subsidiary of Optelecom. A report of the transaction on Form 8-K was filed on December 23, 1997. This amendment is being filed to include the financial statements required by Item 7 of Form 8-K.

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

                  (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  Paragon Audio Visual Limited at August 31, 1996 and August 31, 1997 and for each of the years then ended prepared in accordance with generally accepted accounting principles in the United Kingdom. Note 22 to the financial statements contains a summary of the differences between generally accepted accounting principles in the United Kingdom and the United States and reconciliation information.

                  (b)      PRO FORMA FINANCIAL INFORMATION.

                  The pro forma financial information for Optelecom, Inc. and Paragon Audio Visual Limited includes a balance sheet at September 30, 1997 and income statements for the nine-month period then ended and for the year ended December 31, 1996.

PARAGON AUDIO VISUAL LIMITED




REPORT AND FINANCIAL STATEMENTS

AUGUST 31, 1997




DELOITTE & TOUCHE
Columbia Centre
Market Street
Bracknell
Berkshire
RG12 1PA

                          PARAGON AUDIO VISUAL LIMITED

CONTENTS

                                                           PAGE

Statement of Directors' Responsibilities                      2

Auditors' report                                              3

Profit and loss account                                       4

Balance sheet                                                 5

Cash flow statement                                           6

Notes to the accounts                                         7

                          PARAGON AUDIO VISUAL LIMITED


STATEMENT OF DIRECTORS' RESPONSIBILITIES

Company law requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company and of the profit or loss of the company for that period. In preparing those financial statements, the directors are required to

   (bullet) select suitable accounting policies and then apply them consistently;

   (bullet)  make judgements and estimates that are reasonable and prudent;

   (bullet) prepare the financial statements on the going concern basis unless it is inappropriate to presume that the company will continue in business.

The directors are responsible for keeping proper accounting records which disclose with reasonable accuracy at any time the financial position of the company and to enable them to ensure that the financial statements comply with the Companies Act 1985. They are also responsible for safeguarding the assets of the company and hence for taking reasonable steps for the prevention of fraud and other irregularities.

                          PARAGON AUDIO VISUAL LIMITED


INDEPENDENT AUDITORS' REPORT TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF PARAGON AUDIO VISUAL LIMITED.

We have audited the accompanying balance sheets of Paragon Audio Visual Limited as at August 31, 1997 and 1996 and the related profit and loss accounts, cash flow statements and reconciliation of movements in shareholders' funds for the years then ended (all expressed in pounds sterling). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audits in accordance with generally accepted auditing standards in the United Kingdom, which are similar to those in the United States of America. These standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company at August 31, 1997 and 1996 and the results of its operations and cash flows for the years then ended in conformity with generally accepted accounting principles in the United Kingdom (which differ in certain material aspects from generally accepted accounting principles in the United States of America - see note 22).



DELOITTE & TOUCHE
CHARTERED ACCOUNTANTS
BRACKNELL
ENGLAND

FEBRUARY 25, 1998

                          PARAGON AUDIO VISUAL LIMITED


PROFIT AND LOSS ACCOUNT
YEARS ENDED AUGUST 31, 1997 AND 1996

                                                          NOTE                                     1997         1996
                                                                                               (POUNDS)     (POUNDS)
TURNOVER                                                     2                                2,854,204    1,905,502
Cost of sales                                                                                 2,094,705    1,239,645
                                                                                              ---------    ---------
GROSS PROFIT                                                                                    759,499      665,857

Distribution costs                                                                               45,996       30,604
Administrative expenses                                                                         760,329      535,989
                                                                                              ---------    ---------
                                                                                                806,325      566,593

OPERATING (LOSS)/PROFIT                                      4                                  (46,826)      99,264

Interest payable and
similar charges                                              5                                    4,203        1,479
                                                                                              ---------    ---------



(LOSS)/PROFIT ON ORDINARY
  ACTIVITIES BEFORE TAXATION                                                                    (51,029)      97,785


Tax on (loss)/profit on ordinary activities                  6                                    3,727      (26,998)
                                                                                              ---------    ---------

(LOSS)/PROFIT FOR THE FINANCIAL
  YEAR AFTER TAXATION                                                                           (47,302)      70,787



Dividends                                                    7                                  (52,000)           -
                                                                                              ---------    ---------

RETAINED (LOSS)/PROFIT FOR THE
  YEAR TRANSFERRED (FROM)/TO
  RESERVES                                                                                      (99,302)      70,787


Retained profit brought forward                                                                 101,559       30,772
                                                                                              ---------    ---------

RETAINED PROFIT CARRIED FORWARD                                                                   2,257      101,559
                                                                                              =========      =======

All activities derive from continuing operations.

TOTAL RECOGNISED GAINS AND LOSSES

The company has no recognised gains or losses other than the loss for the current year and the profit for the previous year.

                          PARAGON AUDIO VISUAL LIMITED

BALANCE SHEET
YEARS ENDED AUGUST 31, 1997 AND 1996


                                                       NOTE                                        1997           1996
                                                                                               (POUNDS)       (POUNDS)
FIXED ASSETS
Tangible assets                                           8                                     46,059        28,158


CURRENT ASSETS
Stocks                                                    9                                    100,348       129,873
Debtors                                                  10                                    482,354       341,289
Cash at bank and in hand                                                                        27,013        57,065
                                                                                              ---------    ---------
                                                                                               609,715       528,227

CREDITORS: AMOUNTS FALLING DUE WITHIN
  ONE YEAR                                               11                                    649,348       444,106
                                                                                             ---------    ---------

NET CURRENT (LIABILITIES)/ASSETS                                                               (39,633)       84,121

TOTAL ASSETS LESS CURRENT
  LIABILITIES                                                                                    6,426       112,279

CREDITORS: AMOUNTS FALLING DUE AFTER
  MORE THAN ONE YEAR                                     12                                      3,171         9,722
                                                                                              ---------    ---------

                                                                                                  3,255       102,557
                                                                                              =========      =======



CAPITAL AND RESERVES
Called up share capital                                  16                                        998           998
Profit and loss account                                                                          2,257       101,559
                                                                                              ---------    ---------

Equity shareholders' Funds                               18                                      3,255       102,557
                                                                                              =========      =======

                          PARAGON AUDIO VISUAL LIMITED

CASH FLOW STATEMENT
YEARS ENDED AUGUST 31, 1997 AND 1996

                                                       NOTE                                        1997           1996
                                                                                               (POUNDS)       (POUNDS)
NET CASH INFLOW/(OUTFLOW) FROM
OPERATING ACTIVITIES                                       19                                   136,360      (83,781)

RETURNS ON INVESTMENTS AND SERVICING OF
FINANCE
Interest paid                                                                                    (3,159)      (1,479)
Interest element of finance lease rental payments                                                  (684)           -
                                                                                                -------      -------
NET CASH OUTFLOW FROM SERVICING OF FINANCE                                                       (4,203)      (1,479)

TAXATION
Corporation tax                                                                                 (12,661)           -

CAPITAL EXPENDITURE
Payments to acquire tangible fixed assets                                                       (23,319)     (11,909)
                                                                                                -------      -------
NET CASH OUTFLOW FROM CAPITAL EXPENDITURE                                                       (23,319)     (11,909)

EQUITY DIVIDENDS PAID                                                                           (52,000)           -
                                                                                                -------      -------
NET CASH INFLOW/(OUTFLOW) BEFORE FINANCING                                                       44,177      (97,169)

FINANCING
Debt due within one year
       Bank loans                                                                                (7,588)       8,333
       Other loans                                                                                  474       (5,000)
       Factor loans                                                                             (64,274)     137,444
       Capital element of finance lease rentals                                                  (2,841)      13,957
Debt due beyond one year
       Bank loans                                                                                     -        9,722
                                                                                                -------      -------

NET CASH (OUTFLOW)/INFLOW FROM FINANCING                                                        (74,229)     136,642
                                                                                                -------      -------

(DECREASE)/INCREASE IN CASH                              20                                     (30,052)      39,473
                                                                                                =======      =======

                          PARAGON AUDIO VISUAL LIMITED

NOTES TO THE ACCOUNTS
YEARS ENDED AUGUST 31, 1997 AND 1996

1.     ACCOUNTING POLICIES

BASIS OF PREPARATION OF FINANCIAL STATEMENTS

These financial statements are prepared in conformity with generally accepted accounting principles in the United Kingdom, ("UK GAAP"), which differ in certain material respects from generally accepted accounting principles in the United States of America ("US GAAP") - see note 22.

ACCOUNTING CONVENTION

The financial statements have been prepared under the historical cost convention, on the going concern basis, which assumes that the company will continue in operational existence for the foreseeable future.

ACCOUNTING ESTIMATES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Accounting estimates have been employed in these financial statements to determine reported amounts, including realisability of debtors and other assets and the useful lives of fixed assets. Actual results could differ from these estimates.

TURNOVER

Turnover represents net invoiced sales of goods, excluding value added tax.

TANGIBLE FIXED ASSETS

Depreciation is provided at the following annual rates in order to write off each asset over its estimated useful life or, if held under a finance lease, over the lease term, whichever is the shorter.

Leasehold property                  - 10% on cost
Plant and machinery                 - 15% on cost
Fixtures and fittings               - 15% on cost
Motor vehicles                      - 25% on cost

STOCKS

Stocks are stated at the lower of cost and net realisable value, after making due allowance for obsolete and slow moving items.

DEFERRED TAXATION

Deferred tax is provided on timing differences, arising from the different treatment of items for accounts and taxation purposes, which are expected to reverse in the future, calculated at rates at which it is expected that tax will arise.

LEASE COMMITMENTS

Assets obtained under finance leases are capitalised in the balance sheet and depreciated over their estimated useful lives or the lease term, whichever is shorter. The interest element of these obligations is charged to the profit and loss account over the relevant period. The capital element of the future payments is treated as a liability. Rentals paid under the operating leases are charged to the profit and loss account as incurred.

2.     TURNOVER

The turnover is attributable to the one principal activity of the company.

                          PARAGON AUDIO VISUAL LIMITED

NOTES TO THE ACCOUNTS
YEARS ENDED AUGUST 31, 1997 AND 1996

3.     STAFF COSTS

                                                              1997          1996
                                                          (POUNDS)      (POUNDS)

        Wages and salaries                                 313,195      237,933
        Social Security costs                               29,016       22,177
                                                           -------      -------
                                                           342,211      260,110
                                                           =======      =======

The average monthly number of employees during the year was as follows:

                                                              1997         1996
                                                          (POUNDS)     (POUNDS)

        Sales and distribution                                 10            7
        Administration                                          6            5
                                                          -------      -------

                                                               16           12
                                                          =======      =======

4.     OPERATING (LOSS)/PROFIT

The operating loss (1996 - operating profit) is stated after charging:

                                                              1997       1996
                                                          (POUNDS)   (POUNDS)

        Depreciation - owned assets                          6,163      2,666
        Depreciation - assets on hire purchase contracts     7,425      4,954
        Rentals under operating leases                      15,802     15,802
                                                           =======    =======

        Directors' emoluments                               73,131     59,508
                                                           =======    =======

5.     INTEREST PAYABLE AND SIMILAR CHARGES

                                                              1997        1996
                                                          (POUNDS)    (POUNDS)

        Corporation tax interest                             1,000          -
        Hire purchase interest                                 684          -
        Bank loan                                            2,519      1,479
                                                           -------    -------
                                                             4,203      1,479
                                                           =======    =======

                          PARAGON AUDIO VISUAL LIMITED

NOTES TO THE ACCOUNTS
YEARS ENDED AUGUST 31, 1997 AND 1996

6.     TAXATION

The tax (credit)/charge on the loss/profit on ordinary activities for the year was as follows:

                                                            1997        1996
                                                        (POUNDS)    (POUNDS)

        UK Corporation Tax                                (3,727)     26,998
                                                         =======     =======

UK Corporation Tax has been charged at 24% (1996 - 25%).

The tax credit for the year is disproportionately low due to the incidence of permanently disallowable expenses for tax purposes.

7.     DIVIDENDS

                                                              1997         1996
                                                          (POUNDS)     (POUNDS)

        Equity shares:

        Final - ordinary (pounds)1 shares                   52,000          -
                                                           =======    =======

8.     TANGIBLE FIXED ASSETS

                                               LEASEHOLD      PLANT AND     FIXTURES &          MOTOR
                                                PROPERTY      MACHINERY       FITTINGS       VEHICLES       TOTALS
                                                (POUNDS)       (POUNDS)       (POUNDS)       (POUNDS)     (POUNDS)
         COST
         At September 31 1995                           -          1,725          5,510         19,816       27,051
         Additions                                  4,130              -          7,779              -       11,909
                                                    -----          -----         ------         ------       ------
         At August 31 1996                          4,130          1,725         13,289         19,816       38,960
         Additions                                      -              -         23,319          8,170       31,489
                                                    -----          -----         ------         ------       ------

         At August 31 1997                          4,130          1,725         36,608         27,986       70,449
                                                    -----          -----         ------         ------       ------

         DEPRECIATION
         At September 1 1995                            -            173            367          2,642        3,182
         Charge for year                              413            259          1,994          4,954        7,620
                                                    -----          -----         ------         ------       ------

         At August 31 1996                            413            432          2,361          7,596       10,802
         Charge for year                              413            259          5,491          7,425       13,588
                                                    -----          -----         ------         ------       ------

         At August 31 1997                            826            691          7,852         15,021       24,390
                                                    -----          -----         ------         ------       ------


         NET BOOK VALUE
         At August 31 1997                           3,304         1,034         28,756         12,965       46,059
                                                     =====         =====         ======         ======       ======

         At August 31 1996                           3,717         1,293         10,928         12,220       28,158
                                                     =====         =====         ======         ======       ======

Included in the above are motor vehicles held under finance leases with a net book value of (pounds)12,965 (1996 - (pounds)12,220).

                          PARAGON AUDIO VISUAL LIMITED

NOTES TO THE ACCOUNTS
YEARS ENDED AUGUST 31, 1997 AND 1996

9.     STOCKS
                                                                1997       1996
                                                            (POUNDS)   (POUNDS)

        Stocks                                               100,348    129,873
                                                             =======    =======

10.    DEBTORS
                                                                1997        1996
        DUE WITHIN ONE YEAR                                 (POUNDS)    (POUNDS)

        Trade debtors                                        461,266     312,855
        V.A.T                                                  8,088      10,466
        Other debtors                                              -      17,988
        ACT recoverable                                       13,000           -
                                                             -------     -------
                                                             482,354     341,289
                                                             =======     =======

11.    CREDITORS: AMOUNTS FALLING DUE WITHIN ONE YEAR
                                                                 1997       1996
                                                             (POUNDS)   (POUNDS)

        Bank loans and overdrafts (see note 13)               10,067       8,333
        Hire purchase contracts (see note 14)                  2,558           -
        Trade creditors                                      393,191     167,997
        Other creditors                                        3,905       3,431
        Amount due to factors                                151,944     216,218
        Social security & other taxes                         35,396       6,815
        Taxation                                              20,662      37,050
        ACT payable                                           13,000           -
        Accrued expenses and deferred income                  18,625       4,262
                                                             -------     -------
                                                             649,348     444,106
                                                             =======     =======

12.    CREDITORS: AMOUNTS FALLING DUE AFTER MORE THAN ONE YEAR
                                                                 1997       1996
                                                             (POUNDS)   (POUNDS)

        Bank loans (see note 13)                                 400       9,722
        Finance lease creditors (see note 14)                  2,771           -
                                                             -------     -------
                                                               3,171       9,722
                                                             =======     =======

                          PARAGON AUDIO VISUAL LIMITED

NOTES TO THE ACCOUNTS
YEARS ENDED AUGUST 31, 1997 AND 1996

13.    LOANS AND OVERDRAFTS

An analysis of the maturity of loans and overdrafts is given below

                                                               1997        1996
                                                           (POUNDS)    (POUNDS)

        Amounts falling due within one year or on demand:
        Bank Loans                                           10,067       8,333
                                                             ======      ======
        Amounts falling due between one and two years:
        Bank Loans                                              400       9,722
                                                             ======      ======



14.    FINANCE LEASE COMMITMENTS

At August 31, 1997 the Company had the following net obligations under finance leases.

                                                               1997         1996
                                                           (POUNDS)     (POUNDS)

        Within one year                                       2,558           -
        Between two and five years                            2,771           -
                                                             ------      ------
                                                              5,239           -
                                                             ======      ======

15.    OPERATING LEASE COMMITMENTS

At August 31, 1997 the Company was committed to making the following payments during the next year in respect of operating leases:
                                                                1997        1996
                                                            (POUNDS)    (POUNDS)
        Expiring:
        Within one year                                       15,156           -
        Between two and five years                                 -      15,156
                                                              ------      ------
                                                              15,156      15,156
                                                              ======      ======

                          PARAGON AUDIO VISUAL LIMITED

NOTES TO THE ACCOUNTS
YEARS ENDED AUGUST 31, 1997 AND 1996

16.    CALLED UP SHARE CAPITAL
                                                                1997        1996
                                                            (POUNDS)    (POUNDS)

        Authorised 1,000 ordinary shares of (pounds)1 each     1,000       1,000
                                                              ======      ======

                                                                1997        1996
                                                            (POUNDS)    (POUNDS)

        Allotted, called up and fully paid
        998 ordinary shares of (pounds)1 each                    998        998
                                                              ======      ======


17.    RELATED PARTY DISCLOSURES

The Company is related to Active Communication Limited as it shares common ownership. During the year the Company sold services of (pounds)30,000, and a balance of (pounds)30,000 is included in trade debtors at August 31, 1997. The Company is related to Paragon Securities & Communications Limited as it shares common ownership. During the year the Company sold services of (pounds)1,200, and a balance of (pounds)1,200 is included in trade debtors at August 31, 1997. The Company is related to Adwood Research & Development as it shares common ownership. During the year the Company sold services of (pounds)1,200 and a balance of (pounds)1,200 is included in trade debtors at August 31, 1997.

18.    RECONCILIATION OF MOVEMENTS IN SHAREHOLDERS' FUNDS

                                                                1997        1996
                                                            (POUNDS)    (POUNDS)

        (Loss)/profit for the financial year                (47,302)     70,787
        Dividends                                           (52,000)          -

        NET (REDUCTION)/ADDITION TO
        SHAREHOLDERS' FUNDS                                 (99,302)     70,787
        Opening shareholders' funds                         102,557      31,770
                                                           --------     -------
        CLOSING SHAREHOLDERS' FUNDS                           3,255     102,557
                                                           ========     =======
        Equity interests                                      3,255     102,557
                                                           ========     =======

                          PARAGON AUDIO VISUAL LIMITED

NOTES TO THE ACCOUNTS
YEARS ENDED AUGUST 31, 1997 AND 1996

19. RECONCILIATION OF OPERATING (LOSS)/PROFIT TO NET CASH FLOW FROM OPERATING ACTIVITIES

                                                               1997       1996
                                                           (POUNDS)   (POUNDS)

        Operating (loss)/profit                            (46,826)     99,264
        Depreciation of owned assets                        13,588       7,620
        Decrease/(increase) in stocks                       29,525     (71,159)
        Increase in debtors                               (128,065)   (171,747)
        Increase in creditors                              268,138      52,241
                                                          --------    --------
        NET CASH INFLOW/(OUTFLOW) FROM OPERATING
          ACTIVITIES                                       136,360     (83,781)
                                                          ========    ========


20.    RECONCILIATION OF NET CASH FLOW TO MOVEMENT IN NET DEBT

                                                                           1997        1997        1996         1996
                                                                       (POUNDS)    (POUNDS)    (POUNDS)     (POUNDS)
        (DECREASE)/INCREASE IN CASH IN THE PERIOD                      (30,052)                  39,473
        Cash inflow/(outflow) from increase in debt
          and lease financing                                           74,229                 (136,642)
                                                                       -------                 --------
        CHANGE IN NET DEBT RESULTING FROM CASH FLOWS                                44,177                  (97,169)
        New finance leases                                                          (8,170)                       -

        MOVEMENT IN NET DEBT IN THE PERIOD                                          36,007                  (97,169)
        NET DEBT AT START OF YEAR                                                 (180,639)                 (83,470)
                                                                                  --------                 --------
        NET DEBT AT END OF YEAR                                                   (144,632)                (180,639)
                                                                                  ========                 ========

21.    ANALYSIS OF NET DEBT

                                                          SEPTEMBER 1     CASH FLOW    OTHER NON-CASH     AUGUST 31
                                                                 1996                         CHANGES          1997
                                                             (POUNDS)      (POUNDS)          (POUNDS)      (POUNDS)
        Cash at bank in hand                                   57,065      (30,052)                          27,013

        Debt due after one year                                (9,722)       7,588              1,734          (400)
        Debt due within one year                             (227,982)      63,800             (1,734)     (165,916)
        Finance leases                                              -        2,841             (8,170)       (5,329)
                                                             --------      -------             ------      --------
        TOTAL                                                (180,639)      44,177             (8,170)     (144,632)
                                                             ========      =======             ======      ========

                          PARAGON AUDIO VISUAL LIMITED

NOTES TO THE ACCOUNTS
YEARS ENDED AUGUST 31, 1997 AND 1996

22. SUMMARY OF DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM AND THE UNITED STATES

The financial statements are prepared in accordance with generally accepted accounting principles in the United Kingdom ("UK GAAP"), which differ in certain material respects from those generally accepted in the United States ("US GAAP"). The differences that are significant to Paragon Audio Visual Limited relate to the following items.

DEFERRED TAXATION

Under UK GAAP deferred taxation is provided at the same rates at which taxation is expected to become payable. No provision is made for amounts which are not expected to become payable in the foreseeable future and no account is taken of deferred tax assets in accordance with Statement of Standard Accounting Practice 15.

Under US GAAP, deferred taxation is provided on all temporary differences under the liability method at rates which the taxation would be payable in the relevant future year as prescribed by Statement of Financial Accounting Standard ("SFAS") No. 109 - "Accounting for Income Taxes".

DIVIDENDS

Under UK GAAP, dividends are included in the financial statements when recommended by the Board of Directors to the shareholders.

Under US GAAP, dividends are not included in the financial statements until declared by the Board of Directors.

The dividends paid in the current year were also declared by the Board of Directors during the year, and accordingly they do not affect the financial position as prepared under US GAAP.

CASHFLOW STATEMENTS

The cashflow statements prepared under the UK GAAP differ in certain presentational respects from the format required under SFAS 95 - "Statement of cash flows". Under UK GAAP, a reconciliation of profit from operations to cash flows from operating activities is presented in a note, and cash paid for interest and income taxes is presented separately from cash flows from operating activities. Under SFAS - 95, cash flows from operating activities are based on net profit, include interest and income taxes, and are presented on the face of the statement. UK GAAP requires cash to be presented net of overdrafts; SFAS 95 treats overdrafts within financing activities.

                          PARAGON AUDIO VISUAL LIMITED

NOTES TO THE ACCOUNTS
YEARS ENDED AUGUST 31, 1997 AND 1996

22. SUMMARY OF DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM AND THE UNITED STATES (CONTINUED)

The approximate effects of the differences between UK GAAP and US GAAP on net income, shareholders equity, and fixed assets are as follows:

                                                                                  YEAR ENDED       YEAR ENDED
                                                                                   AUGUST 31        AUGUST 31
                                                                                        1997             1996
                                                                                    (POUNDS)         (POUNDS)
         NET INCOME
         (Loss)/profit for the financial year after taxation (UK GAAP)              (47,302)           70,787
         Recognition of deferred tax asset                                            2,735                 -
                                                                                    -------           -------
         Net (loss)/income (US GAAP)                                                (44,567)           70,787
                                                                                    =======           =======

         SHAREHOLDERS' EQUITY
         Shareholder's funds (UK GAAP)                                                3,255           102,557
         Recognition of deferred tax asset                                            2,735                 -
                                                                                    -------           -------
         Shareholders' equity (US GAAP)                                               5,990           102,557
                                                                                    =======           =======

         TOTAL ASSETS
         Total assets (UK GAAP)                                                     655,774           556,385
         Recognition of deferred tax asset                                            2,735                 -
                                                                                    -------           -------
         Total assets (US GAAP)                                                     657,509           556,385
                                                                                    =======           =======

                          PARAGON AUDIO VISUAL LIMITED

NOTES TO THE ACCOUNTS
YEARS ENDED AUGUST 31, 1997 AND 1996


22. SUMMARY OF DIFFERENCES BETWEEN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED KINGDOM AND THE UNITED STATES (CONTINUED)

A reconciliation between the statements of cash flows presented in accordance with UK GAAP and US GAAP is set out below:

                                                                               YEAR ENDED     YEAR ENDED
                                                                                AUGUST 31      AUGUST 31
                                                                                     1997           1996
                                                                                 (POUNDS)       (POUNDS)
        OPERATING ACTIVITIES
        Net cash inflow/(outflow) from
          operating activities (UK GAAP)                                         136,360        (83,781)
        Tax paid                                                                 (12,661)
        Interest paid                                                             (4,203)        (1,479)
                                                                                --------        -------
        Net cash provided by operating
          activities (US GAAP)                                                   119,496        (85,260)
                                                                                ========        =======


        FINANCING ACTIVITIES
        Net cash (outflow)/inflow from
          financing activities (UK GAAP)                                         (74,229)       136,642
        Equity dividends paid                                                    (52,000)             -
                                                                                --------        -------

        Net cash (used in)/provided by financing
          activities (US GAAP)                                                  (126,229)       136,642
                                                                                ========        =======

PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated condensed financial statements give effect to the December 12, 1997 reorganization as a result of which Paragon Audio Visual Limited ("Paragon") became a wholly-owned subsidiary of Optelecom, Inc. ("Optelecom") using the purchase method of accounting. The pro forma consolidated condensed balance sheet gives effect to the transaction as if it had been consummated on September 30, 1997 and the pro forma consolidated condensed statements of income give effect to the transaction as if it had been in effect throughout the fiscal year ended December 31, 1996 and the nine month period ended September 30, 1997. The information should be read in conjunction with the accompanying notes and the separate financial statements of Paragon included herein. The pro forma information is based on assumptions and estimates and is not necessarily indicative of the results of future operations of the consolidated entity or the actual results that would have occurred had the transaction been consummated during the periods indicated.



                                OPTELECOM, INC.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997

                                                     Optelecom        Paragon       Adjustments            Total
                                              ----------------------------------------------------------------------
Cash and cash equivalents                               68,615         44,018                               112,633
Accounts receivable                                  2,894,739        867,325                             3,762,064
Inventory                                            1,682,562        160,557                             1,843,119
Prepaid expenses                                       407,175         26,955                               434,130
Deferred Tax Asset - Current Portion                    66,145              -                                66,145
Current Assets                                       5,119,236      1,098,855                             6,218,091

Property & Equipment, net                              949,049         74,544                             1,023,593
Deferred Tax Asset - Long Term Portion                  79,676              -                                79,676

Goodwill and Intangible Assets                               -              -       4,300,000     3       4,300,000

TOTAL ASSETS                                         6,147,961      1,173,399       4,300,000            11,621,360

Accounts Payable                                       816,088        750,138         190,487     2       1,756,713
Accrued payroll and compensation                        92,256         16,637                               108,893
Accrued Vacation Payable                               131,607              -                               131,607
Other Liabilities                                      748,429         39,022                               787,451
Demand Note Payable to Bank                            300,000         15,909                               315,909
Current Portion of Notes Payable                             -        336,206         200,000     1         536,206
Current Liabilities                                  2,088,380      1,157,912         390,487             3,636,779

Long Term Portion of Notes Payable                           -                      2,300,000     1       2,300,000
Deferred Rent Liability                                178,443                                              178,443
Total Long-Term Liabilities                            178,443              -       2,300,000             2,478,443

TOTAL LIABILITIES                                    2,266,823      1,157,912       2,690,487             6,115,222

Stockholder's Equity                                 3,881,138         15,487       1,625,000     1       5,506,138
                                                                                      (15,487)    4

TOTAL LIABILITIES & EQUITY                           6,147,961      1,173,399       4,300,000            11,621,360

      See Notes to Unaudited Pro forma Consolidated Financial Statements.

                                OPTELECOM, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1996

                                                     Optelecom      Paragon        Adjustments           Total
                                              ---------------------------------------------------------------------
Revenues                                             8,910,263      3,445,446                           12,355,709
Direct Costs, Overhead, G&A                          7,834,925      3,425,680         430,000     5     11,690,605

Operating Income                                     1,075,338         19,766        (430,000)             665,104
Other Expenses                                          43,121          3,285         237,500     6        283,906
Income Before Taxes                                  1,032,217         16,481        (667,500)             381,198

Provision for Taxes                                    310,136          4,000        (227,000)    7         87,136

Net Income                                             722,081         12,481        (440,500)             294,062

Net Income Per Common Share and
  Common Share Equivalents                                0.59                                                0.22

Weighted Average Number of Common
  Share & Common Share Equivalents Outstanding       1,218,893                                           1,333,061
                                                     ---------                                           ---------

      See Notes to Unaudited Pro forma Consolidated Financial Statements.

                                OPTELECOM, INC.

            UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 1997

                                                     Optelecom       Paragon       Adjustments           Total
                                              --------------------------------------------------------------------
Revenues                                             9,305,263      3,368,204                          12,673,467
Direct Costs, Overhead, G&A                          8,107,022      3,412,477         322,500     8    11,841,999

Operating Income                                     1,198,241        (44,273)       (322,500)            831,468
Other Expenses                                          25,162          4,766         178,000     9       207,928
Income Before Taxes                                  1,173,079        (49,039)       (500,500)            623,540

Provision for Taxes                                    393,439         (5,963)       (170,000)   10       217,476

Net Income                                             779,640        (43,076)       (330,500)            406,064

Net Income Per Common Share and
  Common Share Equivalents                                0.60                                               0.29

Weighted Average Number of Common
  Share & Common Share Equivalents Outstanding       1,296,571                                          1,410,739

      See Notes to Unaudited Pro forma Consolidated Financial Statements.

                                OPTELECOM, INC.

         NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1

       The adjustments to the unaudited proforma consolidated balance sheet as of Septemebr 30, 1997 are as follows:

       (1) To reflect payment of purchase price of $4,125,000 with bank loan of $2,500,000 and common stock of $1,625,000.

       (2)          To accrue transaction costs of acquisition.

       (3)          To record goodwill and intangible assets

       (4)          To eliminate the equity of Paragon.

       The adjustments to the unaudited proforma consolidated statement of operations for the year ended December 31, 1996 are as follows:

       (5) To record amortization expense associated with acquired goodwill and intangible assets.

       (6) To record interest expense related to the bank financing for the acquisition.

       (7)          To adjust the income tax provision

       The adjustments to the unaudited proforma consolidated statement of operations for the year ended September 30, 1997 are as follows:

       (8) To record amortization expense for nine months associated with acquired goodwill and intangible assets.

       (9) To record interest expense for nine months related to the bank financing for the acquisition.

       (10)         To adjust the nine month income tax provision

NOTE 2

       The proforma statements of operations exclude the estimated non-recurring merger costs of approximately $200,000.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              OPTELECOM, INC.

Date: February 25, 1998                       By: /s/ Edmund D. Ludwig
                                                  --------------------
                                                  Edmund D. Ludwig
                                                  President